UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2010

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On January 25, 2010, Sealed Air Corporation (“we” or “our”) issued a press release announcing our financial results for the quarter and year ended December 31, 2009. We have attached the press release as Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation, dated January 25, 2010, announcing our financial results for the quarter and year ended December 31, 2009, furnished pursuant to Item 2.02 of Form 8-K.

Cautionary Notice Regarding Forward Looking Statements

Some of the statements made by Sealed Air Corporation in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting our business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside of our control.  Forward-looking statements can be identified by such words as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “should,” “will” and similar expressions.  The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements:  general economic conditions, particularly as they affect packaging utilization; changes in raw material and energy costs; currency translation and devaluation effects, including in Venezuela; the success of the Company’s growth, profitability and global manufacturing strategies and its cost reduction and productivity program; the effects of animal and food-related health issues; tax rates; non-cash impairment of goodwill, and legal proceedings.  You can find a more extensive list and description of these and other such factors under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Mary A. Coventry
	Name:	Mary A. Coventry
	Title:	Vice President

Dated: January 25, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation, dated January 25, 2010, announcing our financial results for the quarter and year ended December 31, 2009, furnished pursuant to Item 2.02 of Form 8-K.